SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



          Date of Report (Date of earliest event reported): MAY 1, 2002


                            WILMINGTON REXFORD, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                      0-28879                98-0348508
(State or other jurisdiction of        (Commission            (IRS Employer
        incorporation)                 File Number)         Identification No.)



               420 LINCOLN ROAD, SUITE 301, MIAMI, FLORIDA 33139
               (Address of principal executive offices) (Zip Code)


                                 (305) 695-8755
               Registrant's telephone number, including area code




           5919 - 3RD STREET, S.E., CALGARY, ALBERTA, CANADA T2H 1K3 (Former name or former address, if changed since last report)







Exhibit index on consecutive page 2


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

         Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

         Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

         Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         KPMG LLP was previously the independent auditors for Wilmington Rexford, Inc. (the "Registrant"). On May 1, 2002, the board of directors of the Registrant approved the election of Kaufman, Rossin & Co., P.A. to audit the financial statements for the fiscal year ended September 30, 2002. The decision to change auditors was based upon financial considerations. During the two most recent fiscal years and the subsequent interim period, neither the Registrant nor anyone on its behalf consulted Kaufman, Rossin & Co., P.A. regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Registrant's financial statements.

         The audit report of KPMG LLP on the financial statements of the Registrant as of and for the fiscal year ended September 30, 2001 did not contain an adverse opinion or disclaimer of opinion and was not modified as to uncertainty, audit scope, or accounting principles, except as follows:

         The audit report of KPMG LLP on the financial statements of the Registrant as of and for the fiscal year ended September 30, 2001 contained a separate paragraph stating: "The accompanying consolidated financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in note 1 to the consolidated financial statements, the Company has suffered substantial losses and negative operating cash flow, which circumstance raises substantial doubt about its ability to continue as a going concern. Management's plans in regard to this circumstance are also described in note 1. The consolidated financial statements do not include any adjustments that might result from the outcome of this uncertainty."

         During the Registrant's two most recent fiscal years and the subsequent interim period ending May 1, 2002, there were no disagreements between the Registrant and KPMG LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to the satisfaction of KPMG LLP, would have caused that firm to make reference to the subject matter of the disagreement in connection with its audit report. The Registrant has requested KPMG LLP to furnish it a


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         letter  addressed to the Commission  stating whether it agrees with the above statements. A copy of that letter, dated May 1, 2002, is filed as
         Exhibit 16.1 to this Form 8-K.

         There were no other  "reportable  events" as that term is  described in
         Item 304a(1)(v) of Regulation S-K occurring within the Registrant's two most recent fiscal years and the subsequent interim period ending May 1, 2002.

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

         Not Applicable.

ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS

         Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial statements of businesses acquired:  Not applicable

         (b)      Pro forma financial information:  Not applicable

         (c)      Exhibits:

                  REGULATION
                  S-K NUMBER                         DOCUMENT

                     16.1                     Letter from KPMG LLP

ITEM 8.  CHANGE IN FISCAL YEAR

         Not applicable.

ITEM 9.  REGULATION FD DISCLOSURE

         Not applicable.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     WILMINGTON REXFORD, INC.


May 5, 2002                          By:      /S/ ROBERT G. TAYLOR
                                        ----------------------------------------
                                           Robert G. Taylor, President